UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 05, 2023

A-MARK PRECIOUS METALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36347	11-2464169
(State or Other Jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2121 Rosecrans Ave, Suite 6300
El Segundo, California		90245
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 587-1477

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMRK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers

On June 5, 2023, Michael Wittmeyer notified A-Mark Precious Metals, Inc. (“A-Mark” or the “Company”) of his intention to resign as Chief Executive Officer of JM Bullion, Inc. (“JMB”), a wholly owned subsidiary of A-Mark, effective July 1, 2023 (the “Effective Date.”)

In connection with his resignation, Mr. Wittmeyer and A-Mark entered into a Consulting Agreement, dated June 5, 2023 (the “Consulting Agreement”), which contains the following key terms:

•
Mr. Wittmeyer’s employment under the Amended and Restated Employment Agreement between Mr. Wittmeyer and JMB, dated March 19, 2021 (the “Prior Employment Agreement”), will terminate effective the Effective Date. Mr. Wittmeyer will continue to be employed as Chief Executive Officer of JMB through June 30, 2023, in accordance with the terms of the Prior Employment Agreement.
•
Mr. Wittmeyer will serve as a consultant to the Company from the Effective Date through June 30, 2025, subject to earlier termination in accordance with the terms of the Consulting Agreement.
•
The Company will pay to Mr. Wittmeyer a consulting fee of $15,000 per month.
•
The business protection covenants set forth in the Prior Employment Agreement will continue during the term of the Consulting Agreement and for a period of two years thereafter.
•
Except as specifically amended by the Consulting Agreement, the terms of the Prior Employment Agreement will remain in full force and effect after the Effective Date.

The description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by the full text of the Consulting Agreement, which is filed herewith as Exhibit 10.1.

Mr. Wittmeyer will continue to serve as a member of the Company’s Board of Directors.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description
10.1	Consulting Agreement, effective July 1, 2023, between A-Mark Precious Metals, Inc. and Michael R. Wittmeyer.
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A-MARK PRECIOUS METALS, INC.

Date:	June 7, 2023	By:	/s/ Carol Meltzer
		Name: Title:	Carol Meltzer General Counsel and Secretary